SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2011
SUBSEQUENT EVENT

23. SUBSEQUENT EVENT

In January 2012, the Company repurchased an aggregate of 1.5 million ADSs, representing 4.5 million ordinary shares, from the open market with an aggregate cash consideration of $31.0 million.

In January 2012, the Company cancelled 2.6 million ADSs of treasury stock, representing 7.8 million ordinary shares, which the Company repurchased in 2011.

In March 2012, the Company made an investment of $10 million in cash in an India based mobile manufacturer and obtained a non-controlling equity interest in the investee.

In March 2012, the Company announced that its board of directors had approved its fourth quarterly cash dividend of $0.10 per ADS, or approximately $0.0333 per ordinary share, and that the dividend payout amount would be approximately $4.6 million.